Schedule of Investments (unaudited)
August 31, 2024
 ClearBridge Energy Midstream Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares/Units	Value
Master Limited Partnerships — 80.8%
Diversified Energy Infrastructure — 42.8%
Energy Transfer LP	3,025,587	$48,711,951
Enterprise Products Partners LP	941,049	27,610,377
Genesis Energy LP	1,135,650	15,740,109
Plains All American Pipeline LP	1,087,871	19,516,406
Plains GP Holdings LP, Class A Shares	1,026,665	19,711,968 *
Total Diversified Energy Infrastructure		131,290,811
Gathering/Processing — 15.8%
Hess Midstream LP, Class A Shares	436,288	16,295,357
Western Midstream Partners LP	836,556	32,274,330
Total Gathering/Processing		48,569,687
Global Infrastructure — 3.0%
Brookfield Infrastructure Partners LP	281,566	9,052,347
Liquids Transportation & Storage — 0.9%
Delek Logistics Partners LP	65,030	2,685,089
Natural Gas Transportation & Storage — 3.6%
Cheniere Energy Partners LP	225,793	11,059,341
Oil/Refined Products — 14.2%
MPLX LP	752,331	32,259,953
Sunoco LP	210,988	11,429,220
Total Oil/Refined Products		43,689,173
Propane — 0.5%
Suburban Propane Partners LP	78,060	1,366,050

Total Master Limited Partnerships (Cost — $245,597,934)		247,712,498
	Shares
Common Stocks — 58.1%
Energy — 57.6%
Oil, Gas & Consumable Fuels — 57.6%
Antero Midstream Corp.	1,299,686	19,326,331
DT Midstream Inc.	69,000	5,422,710
Enbridge Inc.	447,109	17,964,839
Kinder Morgan Inc.	1,035,000	22,324,950
ONEOK Inc.	403,198	37,239,367
Targa Resources Corp.	282,403	41,485,001
TC Energy Corp.	192,741	8,931,618
Williams Cos. Inc.	523,375	23,954,874

Total Energy		176,649,690
Industrials — 0.5%
Commercial Services & Supplies — 0.5%
Aris Water Solutions Inc., Class A Shares	92,470	1,555,346

Total Common Stocks (Cost — $158,856,140)		178,205,036
Total Investments before Short-Term Investments (Cost — $404,454,074)		425,917,534
See Notes to Schedule of Investments.

ClearBridge Energy Midstream Opportunity Fund Inc. 2024 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
August 31, 2024
 ClearBridge Energy Midstream Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — 3.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $9,389,579)	5.087%	9,389,579	$9,389,579 (a)
Total Investments** — 141.9% (Cost — $413,843,653)			435,307,113
Mandatory Redeemable Preferred Stock, at Liquidation Value — (7.8)%			(24,000,070)
Other Liabilities in Excess of Other Assets — (34.1)%			(104,611,242)
Total Net Assets Applicable to Common Shareholders — 100.0%			$306,695,801

*	Non-income producing security.
**	The entire portfolio is subject to a lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.
(a)	Rate shown is one-day yield as of the end of the reporting period.
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Energy Midstream Opportunity Fund Inc. 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 99,433,261 shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.
The Fund seeks to achieve its objective by investing primarily in energy midstream entities. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger

ClearBridge Energy Midstream Opportunity Fund Inc. 2024 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Master Limited Partnerships	$247,712,498	—	—	$247,712,498
Common Stocks	178,205,036	—	—	178,205,036
Total Long-Term Investments	425,917,534	—	—	425,917,534
Short-Term Investments†	9,389,579	—	—	9,389,579
Total Investments	$435,307,113	—	—	$435,307,113

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge Energy Midstream Opportunity Fund Inc. 2024 Quarterly Report